NEUBERGER & BERMAN INCOME FUNDS
                        Supplement dated June 26, 1997 to
               Statement of Additional Information dated February 3, 1997

                             INVESTMENT INFORMATION

The section regarding banking and savings institution securities (page 11) is revised to read as follows:

         Banking and Savings Institution Securities (All Portfolios except Neuberger & Berman GOVERNMENT MONEY Portfolio). The Portfolios may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.

          A Portfolio may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on N&B Management's approved list, and (3) in the case of a foreign bank or institution, the securities are, in N&B Management's opinion, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not apply to Neuberger & Berman LIMITED MATURITY Bond Portfolio and Neuberger & Berman ULTRA SHORT BOND Portfolio and do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.